UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    June 23, 2009
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                        PRESIDENTIAL REALTY CORPORATION
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         (Exact name of registrant as specified in its charter)

       DELAWARE                   1-8594              13-1954619
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(State or other jurisdiction   (Commission         (I.R.S. Employer
     of incorporation)          File Number)     Identification Number)

180 South Broadway, White Plains, New York            10605
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (914) 948-1300
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                      No change since last Report
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       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
       Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))





ITEM     1.01.    Entry into a Material Definitive Agreement.

         On June 23, 2009, Presidential Realty Corporation (the "Company") entered into an Employment Agreement as of January 1, 2009, with Elizabeth Delgado. Elizabeth Delgado is the Treasurer and Secretary of the Company.

         The Employment Agreement was negotiated and approved by the members of the Compensation Committee of the Board of Directors of the Company, all of which Directors are Independent Directors pursuant to the rules of the New York Stock Exchange.

ITEM     9.01     Financial Statements and Exhibits

         (d)      Exhibits

         99.1 Employment Agreement dated as of January 1, 2009 between Presidential Realty Corporation and Elizabeth Delgado.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 24, 2009                        PRESIDENTIAL REALTY CORPORATION



                                         By: /s/ Jeffrey F. Joseph
                                             ----------------------
                                             Jeffrey F. Joseph
                                             President